UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

iBioPharma, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53125	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

9 Innovation Way, Suite 100 Newark, Delaware	19711
(Address of Principal Executive Offices)	(Zip Code

(302) 355-0650

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     Entry into a Material Definitive Agreement.

        iBioPharma, Inc. (the “Company ”) announced that it began trading on the OTC Bulletin Board under the symbol “IBPM” subsequent to the completion of the spin-off from its former parent, Integrated BioPharma, Inc. (NasdaqGM:INBP) to the shareholders of record of INBP on August 12, 2008.

      A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto.

 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

IBIOPHARMA, INC.

Date: August 19, 2008                                            By:     /s/ Dina Masi

                     Dina Masi

                     Interim Chief Financial Officer